This is filed pursuant to Rule 497(e).
File Nos. 2-10768 and 811-00204.

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                            AllianceBernstein Growth Funds
                           -AllianceBernstein International Research Growth Fund -AllianceBernstein Mid-Cap Growth Fund
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Supplement dated May 10, 2007 to the Prospectus dated November 1, 2006 of the
AllianceBernstein(R) Growth Funds that offers Class A, Class B, Class C and Advisor Class shares of AllianceBernstein International Research Growth Fund and AllianceBernstein Mid-Cap Growth Fund and to the Prospectus dated November 1, 2006 that offers Class A, Class R, Class K and Class I shares of AllianceBernstein Mid-Cap Growth Fund.

The following information supplements certain information in the Prospectus under the heading "Management of the Funds - Portfolio Managers".

David Robinson replaces Thomas A. Schmitt as a research sector head with responsibility for the day-to-day management of AllianceBernstein International Research Growth Fund. Hiromitsu Agata, Isabel Buccellati, William Johnston, Michele Patri, Valli Srikanthapalan and Atsushi Yamamoto continue as research sector heads with responsibility for the day-to-day management of the Fund. Mr. Robinson is a Vice President of AllianceBernstein Australia Ltd. ("AB Australia") with which he has been associated in a substantially similar capacity to his current position since March 2003. Prior to joining AB Australia, he was an equities analyst for Credit Suisse First Boston since prior to 2002.

Rick Vallieres replaces John H. Fogarty as a senior member of the U.S. Mid-Cap Growth Team with responsibility for the day-to-day management of AllianceBernstein Mid-Cap Growth Fund. Catherine Wood, Amy P. Raskin, Tom Zottner and Ben Ruegsegger continue as senior members with responsibility for the day-to-day management of the Fund. Mr. Vallieres is a Vice President of AllianceBernstein L.P. with which he has been associated in a substantially similar capacity to his current position since 2006. Prior to joining AllianceBernstein L.P., Mr. Vallieres was a senior technology analyst at Heirloom Capital Management from February 2005 to May 2006. Prior thereto, Mr. Vallieres was at Donaldson, Lufkin & Jenrette and Credit Suisse First Boston covering enterprise software, imagining hardware and internet stocks.

This Supplement should be read in conjunction with the Prospectus for the Fund.

You should retain this Supplement with your Prospectus for future reference.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.